Narrative for the Hypothetical Illustration 1 - Variable Universal Life IV/Variable Universal Life IV -Estate Series

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $15,651.15
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $12,695.25
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $200.00
- Monthly Deduction***                   $503.45
- Mortality & Expense Charge****         $146.00
+ Hypothetical Rate of Return*****      ($194.66)
                                       ---------
=                                        $15,651 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             1                 $41.88
             2                 $41.90
             3                 $41.91
             4                 $41.92
             5                 $41.93
             6                 $41.95
             7                 $41.96
             8                 $41.97
             9                 $41.99
            10                 $42.00
            11                 $42.01
            12                 $42.02

            Total             $503.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1             ($16.61)
            2             ($16.54)
            3             ($16.47)
            4             ($16.40)
            5             ($16.33)
            6             ($16.26)
            7             ($16.19)
            8             ($16.11)
            9             ($16.04)
           10             ($15.97)
           11             ($15.90)
           12             ($15.83)

        Total            ($194.66)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,651.15
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $13,046  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $18,822.67
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,805.35
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $497.84
- Mortality & Expense Charge****        $165.04
+ Hypothetical Rate of Return*****      $880.19
                                        -------
=                                       $18,823  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $41.50
            2               $41.50
            3               $41.50
            4               $41.49
            5               $41.49
            6               $41.49
            7               $41.48
            8               $41.48
            9               $41.48
           10               $41.48
           11               $41.47
           12               $41.47

           Total           $497.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            1               $72.96
            2               $73.03
            3               $73.10
            4               $73.17
            5               $73.24
            6               $73.31
            7               $73.38
            8               $73.45
            9               $73.53
           10               $73.60
           11               $73.67
           12               $73.74

           Total           $880.19

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $18,822.67
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $16,218  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $22,544.26
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,184.22
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $491.39
- Mortality & Expense Charge****        $186.49
+ Hypothetical Rate of Return*****    $2,237.93
                                      ---------
=                                       $22,544  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $41.08
            2               $41.05
            3               $41.03
            4               $41.01
            5               $40.99
            6               $40.96
            7               $40.94
            8               $40.92
            9               $40.89
           10               $40.87
           11               $40.84
           12               $40.82

           Total           $491.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1              $180.44
            2              $181.51
            3              $182.59
            4              $183.68
            5              $184.78
            6              $185.88
            7              $187.00
            8              $188.12
            9              $189.26
           10              $190.40
           11              $191.55
           12              $192.71

        Total            $2,237.93

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $22,544.26
- Year 5 Surrender Charge            $2,605.00
                                     ---------
=                                      $19,939  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $71,222.04
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $57,760.87
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $900.00
- Monthly Deduction***                $2,090.60
- Mortality & Expense Charge****        $663.53
+ Hypothetical Rate of Return*****     ($884.70)
                                      ---------
=                                       $71,222  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1              $173.98
            2              $174.02
            3              $174.06
            4              $174.11
            5              $174.15
            6              $174.20
            7              $174.24
            8              $174.28
            9              $174.32
           10              $174.37
           11              $174.41
           12              $174.45

        Total            $2,090.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1             ($75.42)
            2             ($75.11)
            3             ($74.80)
            4             ($74.49)
            5             ($74.18)
            6             ($73.88)
            7             ($73.57)
            8             ($73.26)
            9             ($72.96)
           10             ($72.65)
           11             ($72.35)
           12             ($72.04)

        Total            ($884.70)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $71,222.04
- Year 5 Surrender Charge            $13,546.00
                                     ----------
=                                       $57,676  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $85,613.95
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $67,334.92
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $900.00
- Monthly Deduction***                $2,070.45
- Mortality & Expense Charge****        $749.88
+ Hypothetical Rate of Return*****    $3,999.35
                                      ---------
=                                       $85,614  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1              $172.61
            2              $172.60
            3              $172.59
            4              $172.57
            5              $172.56
            6              $172.54
            7              $172.53
            8              $172.52
            9              $172.50
           10              $172.49
           11              $172.47
           12              $172.46

        Total            $2,070.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month          Interest
            1              $331.17
            2              $331.55
            3              $331.93
            4              $332.31
            5              $332.69
            6              $333.08
            7              $333.46
            8              $333.85
            9              $334.24
           10              $334.63
           11              $335.02
           12              $335.41

           Total         $3,999.35

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $85,613.95
- Year 5 Surrender Charge            $13,546.00
                                     ----------
=                                       $72,068  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $102,498.32
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $78,126.51
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $900.00
- Monthly Deduction***                $2,047.31
- Mortality & Expense Charge****        $847.19
+ Hypothetical Rate of Return*****   $10,166.31
                                     ----------
=                                      $102,498  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
                1          $171.08
                2          $170.99
                3          $170.91
                4          $170.83
                5          $170.74
                6          $170.66
                7          $170.57
                8          $170.48
                9          $170.40
               10          $170.31
               11          $170.22
               12          $170.13

            Total        $2,047.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1              $818.97
            2              $823.97
            3              $829.00
            4              $834.08
            5              $839.19
            6              $844.35
            7              $849.55
            8              $854.79
            9              $860.07
           10              $865.40
           11              $870.77
           12              $876.18

        Total           $10,166.31

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $102,498.32
- Year 5 Surrender Charge            $13,546.00
                                     ----------
=                                       $88,952  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $14,275.12
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,624.58
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $835.06
- Mortality & Expense Charge****        $134.74
+ Hypothetical Rate of Return*****     ($179.65)
                                      ---------
=                                       $14,275  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                 COI
            1               $61.95
            2               $61.97
            3               $62.00
            4               $62.02
            5               $62.05
            6               $62.08
            7               $62.10
            8               $62.13
            9               $62.15
           10               $62.18
           11               $62.20
           12               $62.23

        Total              $745.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1             ($15.50)
            2             ($15.41)
            3             ($15.31)
            4             ($15.21)
            5             ($15.12)
            6             ($15.02)
            7             ($14.92)
            8             ($14.83)
            9             ($14.73)
           10             ($14.63)
           11             ($14.54)
           12             ($14.44)

        Total            ($179.65)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,275.12
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $11,670  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $17,238.92
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,604.82
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $827.32
- Mortality & Expense Charge****        $152.63
+ Hypothetical Rate of Return*****      $814.05
                                        -------
=                                       $17,239  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                 COI
            1               $61.42
            2               $61.43
            3               $61.43
            4               $61.43
            5               $61.44
            6               $61.44
            7               $61.45
            8               $61.45
            9               $61.45
           10               $61.46
           11               $61.46
           12               $61.46

        Total              $737.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $68.13
            2               $68.08
            3               $68.03
            4               $67.97
            5               $67.92
            6               $67.87
            7               $67.81
            8               $67.76
            9               $67.70
           10               $67.65
           11               $67.59
           12               $67.54

           Total           $814.05

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,238.92
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $14,634  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $20,723.79
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,841.03
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $818.42
- Mortality & Expense Charge****        $172.83
+ Hypothetical Rate of Return*****    $2,074.01
                                      ---------
=                                       $20,724  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $60.83
            2               $60.81
            3               $60.79
            4               $60.76
            5               $60.74
            6               $60.71
            7               $60.69
            8               $60.67
            9               $60.64
           10               $60.62
           11               $60.59
           12               $60.57

           Total           $728.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            1              $168.63
            2              $169.38
            3              $170.13
            4              $170.88
            5              $171.64
            6              $172.41
            7              $173.18
            8              $173.97
            9              $174.75
           10              $175.55
           11              $176.35
           12              $177.15

           Total         $2,074.01

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $20,723.79
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $18,119  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $63,442.84
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $51,742.43
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $900.00
- Monthly Deduction***                $3,999.51
- Mortality & Expense Charge****        $600.03
+ Hypothetical Rate of Return*****     ($800.05)
                                       ---------
=                                       $63,443  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
            1              $325.13
            2              $325.25
            3              $325.37
            4              $325.49
            5              $325.61
            6              $325.73
            7              $325.85
            8              $325.97
            9              $326.09
           10              $326.21
           11              $326.33
           12              $326.45

           Total         $3,909.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month          Interest
            1             ($69.18)
            2             ($68.72)
            3             ($68.26)
            4             ($67.81)
            5             ($67.35)
            6             ($66.89)
            7             ($66.44)
            8             ($65.98)
            9             ($65.53)
           10             ($65.08)
           11             ($64.63)
           12             ($64.18)

           Total         ($800.05)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $63,442.84
- Year 5 Surrender Charge            $13,546.00
                                     ----------
=                                       $49,897  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,300,000 or 222% x $76,671.98
                      = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $60,590.27
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**               $900.00
- Monthly Deduction***                 $3,964.95
- Mortality & Expense Charge****         $680.00
+ Hypothetical Rate of Return*****     $3,626.66
                                       ---------
=                                        $76,672 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month             COI
            1              $322.79
            2              $322.81
            3              $322.83
            4              $322.86
            5              $322.88
            6              $322.90
            7              $322.92
            8              $322.95
            9              $322.97
           10              $322.99
           11              $323.01
           12              $323.04

           Total         $3,874.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month           Interest
            1              $304.04
            2              $303.72
            3              $303.39
            4              $303.06
            5              $302.73
            6              $302.39
            7              $302.06
            8              $301.73
            9              $301.39
           10              $301.06
           11              $300.72
           12              $300.38

           Total         $3,626.66

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $76,671.98
- Year 5 Surrender Charge            $13,546.00
                                     ----------
=                                       $63,126  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $92,232.11
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $70,584.14
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $900.00
- Monthly Deduction***                $3,925.19
- Mortality & Expense Charge****        $770.29
+ Hypothetical Rate of Return*****    $9,243.45
                                      ---------
=                                       $92,232  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month             COI
            1              $320.14
            2              $320.05
            3              $319.95
            4              $319.85
            5              $319.75
            6              $319.65
            7              $319.55
            8              $319.45
            9              $319.35
           10              $319.25
           11              $319.15
           12              $319.04

           Total         $3,835.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month          Interest
            1              $752.64
            2              $755.76
            3              $758.91
            4              $762.08
            5              $765.28
            6              $768.51
            7              $771.76
            8              $775.04
            9              $778.34
           10              $781.67
           11              $785.03
           12              $788.42

           Total         $9,243.45

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $92,232.11
- Year 5 Surrender Charge            $13,546.00
                                     ----------
=                                       $78,686  (rounded to the nearest dollar)